EMPLOYMENT SOLUTIONS, LLC

                         REPORT ON FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                            EMPLOYMENT SOLUTIONS, LLC

                           GREENVILLE, SOUTH CAROLINA


                                TABLE OF CONTENTS

                                                                        Page


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        1

FINANCIAL STATEMENTS
    Balance sheets                                                        2
    Statements of income                                                  3
    Statements of changes in members' equity                              4
    Statements  of cash flows                                             5

NOTES TO FINANCIAL STATEMENTS                                         6 - 7

SCHEDULES
    1 - Cost of revenues                                                  8
    2 - Selling, general and administrative expenses                      8

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Members
Employment Solutions, LLC
Greenville, South Carolina


     We have audited the accompanying balance sheets of Employment Solutions, LLC as of December 31, 2001 and 2000, and the related statements of income, changes in members' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Employment Solutions, LLC as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The information included in the schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Elliott Davis, LLC


May 3, 2002
Greenville, South Carolina

                            EMPLOYMENT SOLUTIONS, LLC
                                 BALANCE SHEETS


                                                                                                         DECEMBER 31,
                                                                                                    -----------------------
                                                                                                    2001               2000
                                                                                                    ----               ----
                                     ASSETS
CURRENT ASSETS
     Cash                                                                                         $ 101,180          $ 131,133
     Accounts receivable                                                                             46,431            139,523
     Prepaid Expense                                                                                     --             45,000
                                                                                                  ---------          ---------
           Total current assets                                                                     147,611            315,656

PROPERTY AND EQUIPMENT, net                                                                           6,141             10,235
                                                                                                  ---------          ---------
                                                                                                  $ 153,752          $ 325,891
                                                                                                  =========          =========

                         LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                                             $  36,577          $  70,521
     Accrued wages and salaries                                                                       3,352             47,251
                                                                                                  ---------          ---------
           Total current liabilities                                                                 39,929            117,772

MEMBERS' EQUITY                                                                                     113,823            208,119
                                                                                                  ---------          ---------
                                                                                                  $ 153,752          $ 325,891
                                                                                                  ==========         ==========

                                                 EMPLOYMENT SOLUTIONS, LLC
                                                   STATEMENTS OF INCOME


                                                                                                  For the years ended
                                                                                                       December 31,
                                                                                                ------------------------
                                                                                                2001                2000
                                                                                                ----                ----

REVENUES                                                                                     $5,573,670          $9,419,276

COST OF REVENUES                                                                              4,622,638           7,760,019
                                                                                             ----------          ----------
           Gross profit                                                                         951,032           1,659,257

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                                    111,778             113,079
                                                                                             ----------          ----------
           Income from operations                                                               839,254           1,546,178

INTEREST INCOME                                                                                     300               3,474
                                                                                             ----------          ----------
           Net income                                                                        $  839,554          $1,549,652
                                                                                             ==========          ==========



                                                  EMPLOYMENT SOLUTIONS, LLC
                                          STATEMENTS OF CHANGES IN MEMBERS EQUITY
                                       For the years ended December 31, 2001 and 2000


JANUARY 1, 2000                                                                                                   $   193,552

     Net income                                                                                                     1,549,652

     Distributions to members                                                                                      (1,535,085)
                                                                                                                  -----------

DECEMBER 31, 2000                                                                                                     208,119

     Net income                                                                                                       839,554

     Distributions to members                                                                                        (982,850)

     Capital contributions by members                                                                                  49,000
                                                                                                                  ------------

DECEMBER 31, 2001                                                                                                 $   113,823
                                                                                                                  ============


                                EMPLOYMENT SOLUTIONS, LLC
                                STATEMENTS OF CASH FLOWS


                                                                                                       For the years ended
                                                                                                           December 31,
                                                                                                     ------------------------
                                                                                                     2001                2000
                                                                                                     ----                ----
OPERATING ACTIVITIES
     Net income                                                                                  $ 839,554           $1,549,652
     Adjustments to reconcile net income to net cash
        provided by operating activities
        Depreciation and amortization                                                                4,094                4,387
        Changes in deferred and accrued amounts
           Accounts receivable                                                                      93,092               56,353
           Prepaid Expenses                                                                         45,000              (45,000)
           Accounts payable                                                                        (33,944)             (21,825)
           Accrued wages and salaries                                                              (43,899)               9,881
                                                                                                 ---------           ----------
               Net cash provided by operating activities                                           903,897            1,553,448
                                                                                                 ---------           ----------
INVESTING ACTIVITIES
     Purchase of equipment                                                                               -               (3,500)
                                                                                                 ---------           ----------
FINANCING ACTIVITIES
     Distributions to members                                                                     (982,850)          (1,535,085)
     Capital contributions by members                                                               49,000                    -
                                                                                                 ---------           ----------
               Net cash used for financing activities                                             (933,850)          (1,535,085)
                                                                                                 ---------           ----------
               Net increase (decrease) in cash                                                     (29,953)              14,863

CASH, BEGINNING OF YEAR                                                                            131,133              116,270
                                                                                                 ---------           ----------
CASH, END OF YEAR                                                                                $ 101,180           $  131,133
                                                                                                 =========           ==========


                            EMPLOYMENT SOLUTIONS, LLC
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ACTIVITIES

     Employment Solutions, LLC (the "Company") is engaged in providing hispanic workers for unskilled or limited skills jobs. The Company also provides lodging, and transportation, if necessary, for the workers.

     Until January 31, 2001, the entity operated as a corporation. Upon the addition of new shareholders, the operating entity was converted to a limited liability corporation. For ease of presentation, the financial statements include the financial results of the continued business of the Company and are not segregated by changes in the Company's legal structure.

   Cash
     The Company places its cash deposits with high credit quality financial institutions. At times, the Company's cash deposits may be in excess of the FDIC insurance limits.

   Property and equipment
     Property and equipment, including improvements to existing assets, is stated at cost. Expenditures for repairs and maintenance which do not result in improvements are charged to expense. Depreciation is calculated using accelerated methods over the estimated useful lives (which range from 5 to 10 years) of the respective assets.

   Income taxes
     As an LLC, the Company's income, deductions and credits are reported by its members on their income tax returns. Therefore, no provision for income taxes is recorded by the Company.

   Revenue recognition
     The Company recognizes revenue on the accrual basis of accounting. Revenues are recorded when services are rendered and expenses are recorded when costs are incurred.

   Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from these estimates.


NOTE 2 - CUSTOMERS

     The Company conducts a significant portion of its business with a few customers. Revenues for the year ended December 31, 2001 for these customers are as follows:

                                                             2001           Percentage           2000          Percentage
                                                             ----           ----------           ----          ----------

     Claxton Poultry                                      $    548,218         9.84%        $  1,865,727          19.81%
     Clendenin Lumber Company                                  768,626        13.79              969,759          10.30
     Flexible Technologies                                     215,283         3.86              860,976           9.14
     Greenwood Mop and Broom                                         -            -                3,155           0.03
     Greenwood Packing                                       4,041,544        72.51            5,465,234          58.02
     Thantex Specialties, Inc.                                       -            -              254,425           2.70
                                                          ------------       -------        ------------         -------
                                                          $  5,573,671       100.00%        $  9,419,276         100.00%
                                                          ============       =======        ============         =======

NOTE 3 - OPERATING LEASES

     The Company leases housing for workers and office space for its operations. The leases are on a month-to-month basis and the aggregate monthly rental expense is approximately $10,000.


NOTE 4 - SUBSEQUENT EVENTS

     On March 4, 2002, substantially all of the assets of the Company were acquired for $2,023,000 by Employment Solutions Acquisition, Inc., a newly formed subsidiary of RSI Holdings, Inc. The acquisition was accounted for as a purchase and generated approximately $1,928,770 in goodwill and intangible assets.

     On April 2, 2002 the Company's leased office space was destroyed by fire. All of the assets and records in the premises were destroyed. The Company was able to relocate to another office and continue operations and received an insurance settlement of $36,657.

                                                                                                                  Schedule 1

                                                 EMPLOYMENT SOLUTIONS, LLC
                                                      COST OF REVENUES


                                                                                                  For the years ended
                                                                                                       December 31,
                                                                                                 ------------------------
                                                                                                 2001                2000
                                                                                                 ----                ----

Wages                                                                                        $ 3,586,143         $ 6,285,083
Contract labor                                                                                   161,763                   -
Commissions                                                                                      120,366             280,892
Employee lodging                                                                                 194,341             290,249
Payroll taxes                                                                                    337,917             622,201
Workers compensation insurance                                                                   222,108             281,594
                                                                                             -----------         -----------
                                                                                             $ 4,622,638         $ 7,760,019
                                                                                             ===========         ===========


                                                                     Schedule 2

                                        SELLING, GENERAL AND ADMINISTRATIVE EXPENSES


                                                                                                    For the years ended
                                                                                                         December 31,
                                                                                                  ------------------------
                                                                                                  2001                2000
                                                                                                  ----                ----

Auto                                                                                            $ 21,435            $ 23,711
Medical                                                                                           10,203               9,223
Office supplies                                                                                   33,217              21,284
Postage                                                                                            1,455               1,088
Professional fees                                                                                 11,721              15,041
Telephone                                                                                         13,233              17,617
Depreciation                                                                                       4,094               4,387
Recruiting                                                                                         2,595               1,500
Training                                                                                           4,588                   -
Travel                                                                                             6,185               5,898
Advertising                                                                                          859                 536
Bank charges                                                                                         244                   -
Computer                                                                                             882               5,735
Equipment                                                                                            600               3,852
Gifts and donations                                                                                  273                 411
Other                                                                                                194               2,796
                                                                                               ---------           ---------
                                                                                               $ 111,778           $ 113,079
                                                                                               =========           =========












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